UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): February 13, 2024
POWELL INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-12488	88-0106100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8550 Mosley Road	Houston	Texas	77075-1180
(Address of principal executive offices)			(Zip Code)
(713) 944-6900
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	POWL	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously disclosed: (i) the board of directors (the “Board”) of Powell Industries, Inc. (the “Company”) established the age of 75 as the age after which an independent director will not stand for reelection at the end of such director’s then current term (the “Policy”); and (ii) pursuant to the Policy, John D. White tendered his resignation from the Board, effective at the Company’s 2024 annual meeting of stockholders (the end of his then current term), which was held on February 14, 2024 (the “Annual Meeting”). On February 13, 2024, the Board accepted Mr. White’s tender of resignation.

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders: (i) re-elected James W. McGill and elected Mohit Singh as directors of the Company, each with a term scheduled to expire in fiscal year 2027 or until his successor is duly elected and qualified; and (ii) approved, on an advisory basis, the Company’s “say-on-pay” proposal relating to the compensation paid to the Company’s named executive officers and the related compensation discussion and analysis contained in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed by the Company with the Securities and Exchange Commission on January 5, 2024 (the “Proxy Statement”). The other directors of the Company continuing in office are Brett A. Cope, Alaina K. Brooks, Christopher E. Cragg, Katheryn B. Curtis, John G. Stacey and Richard E. Williams.

The following describes the results of the voting at the Annual Meeting, the proposals for which are described in more detail in the Proxy Statement:
Proposal No. 1: Election of directors

Nominee	Votes Cast For	Votes Cast Against	Votes Withheld/Abstentions	Broker Non-Votes
James W. McGill	9,840,163	—	229,948	—
Mohit Singh	10,046,799	—	23,312	—

Proposal No. 2: “Say-on-Pay” advisory vote

Votes Cast For	Votes Cast Against	Votes Withheld/Abstentions	Broker Non-Votes
9,969,638	87,381	13,092	—

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWELL INDUSTRIES, INC.

Date: February 15, 2024
	By:	/s/ Michael W. Metcalf
Michael W. Metcalf
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)